Exhibit 10.2

THIRD AMENDMENT TO

RECEIVABLES SALE AGREEMENT

THIS THIRD AMENDMENT TO RECEIVABLES SALE AGREEMENT, dated as of September 18, 2006 (this “Amendment”), is entered into by and among GGRC Corp. (as the “Company”), Georgia Gulf Corporation (“GGC”), Georgia Gulf Chemicals and Vinyls, LLC (“GGCV”) and Georgia Gulf Lake Charles, LLC (“GGLC”, together with GGC and GGCV, the “Sellers” and each, a “Seller”).  Capitalized terms used and not otherwise defined herein are used as defined in the Agreement (as defined below).

WHEREAS, the Sellers and the Company have entered into that certain Receivables Sale Agreement, dated as of November 15, 2002 (as the same may be amended, restated or otherwise modified from time to time, the “Agreement”);

WHEREAS, the Sellers and the Company desire to amend the Agreement in certain respects as hereinafter set forth;

NOW THEREFORE, in consideration of the premises and the other mutual covenants contained herein, the parties agree as follows:

SECTION 1.           Amendment.  Section 5.1(l) of the Agreement is hereby amended and restated in its entirety as follows:

“(l) Accuracy of Information:  All information heretofore or contemporaneously furnished orally or in writing (and prepared by or on behalf of) by such Seller, as seller, to the Company, the Purchaser or the Administrative Agent for purposes of or in connection with any Transaction Document or any transaction contemplated hereby or thereby is, and all such information hereafter furnished (and prepared by or on behalf of) by such Seller, as seller, to the Company, the Purchaser, or the Administrative Agent pursuant to or in connection with any Transaction Document will be, true and accurate in every material respect as of the date it was furnished and does not and will not contain any misstatement of material fact or omitted or omit to state any material fact necessary to make such information, in light of the circumstances in which it was made, not misleading.”

SECTION 2.           Effectiveness and Effect.

This Amendment shall become effective as of the date (the “Effective Date”) on which (i) this Amendment shall have been executed and delivered by a duly authorized officer of each party hereto; (ii) the Third Amended and Restated Fee Letter has been executed and delivered, the renewal fees therein due on the date hereof have been paid in full and (iii) the Third

Amendment to Amended and Restated Receivables Purchase Agreement having been executed and delivered by each of the parties thereto.

SECTION 3.           Reference to and Effect on the Agreement and the Related Documents.

Upon the effectiveness of this Amendment, (i) each of the Sellers hereby reaffirms all representations and warranties made by it in the Agreement (as amended hereby) and agrees that all such covenants, representations and warranties shall be deemed to have been restated as of the Effective Date of this Amendment and (ii) each reference in the Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import shall mean and be, and any references to the Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Agreement shall mean and be, a reference to the Agreement as amended hereby.

SECTION 4.           Governing Law.

THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF) OTHER THAN SECTION 5-1401 OF THE NEW YOUR GENERAL OBLIGATIONS LAW.

SECTION 5.           Severability.

Each provision of this Amendment shall be severable from every other provision of this Amendment for the purpose of determining the legal enforceability of any provision hereof, and the unenforceability of one or more provisions of this Amendment in one jurisdiction shall not have the effect of rendering such provision or provisions unenforceable in any other jurisdiction.

SECTION 6.           Counterparts.

This Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.  Delivery of an executed counterpart of a signature page by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment.

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IN WITNESS WHEREOF, each of the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

GGRC CORP.

By:	/s/ JAMES T. MATTHEWS
Name:	James T. Matthews
Title:	CEO

GEORGIA GULF CORPORATION

By:	/s/ JAMES T. MATTHEWS
Name:	James T. Matthews
Title:	CFO

GEORGIA GULF CHEMICALS AND VINYLS, LLC

By:	/s/ JAMES T. MATTHEWS
Name:	James T. Matthews
Title:	CFO

GEORGIA GULF LAKE CHARLES, LLC

By:	/s/ JAMES T. MATTHEWS
Name:	James T. Matthews
Title:	CFO

[Signature Page to Third Amendment to Receivables Sale Agreement]